UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION	20-2777218
(a Delaware corporation)
550 South Tryon Street
Charlotte, North Carolina 28202-1803
704-382-3853

1-3543	DUKE ENERGY INDIANA, LLC	35-0594457
(an Indiana limited liability company)
1000 East Main Street
Plainfield, Indiana 46168
704-382-3853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.125% Junior Subordinated Debentures	DUKH	New York Stock Exchange LLC
due January 15, 2073
Duke Energy	5.625% Junior Subordinated Debentures	DUKB	New York Stock Exchange LLC
due September 15, 2078
Duke Energy	Depositary Shares	DUK PR A	New York Stock Exchange LLC
each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events.

On July 2, 2019, Duke Energy Indiana, LLC (“DEI”) filed a general rate case with the Indiana Utility Regulatory Commission (the “IURC”), which was adjusted on September 9, 2019, and December 4, 2019, for an ultimate request of an overall approximate 15.6% increase in retail revenues, or approximately $396 million, with an overall rate of return of approximately 6.0% based on approval of a 10.4% return on equity and a 53.0% equity component of the capital structure. The request was premised upon a DEI forecasted rate base of $10.2 billion as of December 31, 2020.

On June 29, 2020, the IURC issued an order (the “Order”) approving, among other things, a revenue increase of approximately $146 million for the total increase, before utility receipt taxes, predicated in part on a 9.70% return on equity and a 53.0% equity component of the capital structure. Step 1 rates are estimated to be approximately 75% of the total and become effective late July 2020, and Step 2 rates are estimated to be the remaining 25% of the total rate increase to be effective in the first quarter of 2021, trued up with carrying costs to January 2021. DEI will make a compliance filing with the IURC in July 2020 for their review and approval before Step 1 rates are implemented.

An overview providing additional detail on the filing is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Summary of Order Issued by the Indiana Utility Regulatory Commission

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: July 1, 2020	By: /s/ David S. Maltz
David S. Maltz
Assistant Secretary

DUKE ENERGY INDIANA, LLC
Date: July 1, 2020	By: /s/ David S. Maltz
David S. Maltz
Assistant Secretary